OPPENHEIMER QUEST SMALL CAP VALUE FUND
                  Supplement dated January 1, 1997 to the
                    Prospectus dated February 15, 1996

The Prospectus, as previously amended and supplemented, is hereby further amended and supplemented as follows:

1. In the section captioned "A Brief Overview of the Fund - Who Manages the Fund?", the seventh sentence thereof is amended to read as follows: "The Fund has three portfolio managers, Timothy McCormack, Timothy Curro and Gavin Albert, who are employed by the Sub-Adviser and are primarily responsible for the selection of the Fund's securities."

2. The section captioned "Portfolio Managers" in "How the Fund is Managed" is amended to read as follows: "The portfolio managers of the Fund are Timothy McCormack, Timothy Curro and Gavin Albert.
Mr. McCormack has been a portfolio manager of the Fund since May 1996, and Messrs. Curro and Albert became the portfolio managers of the Fund effective January 1, 1997. Mr. McCormack, a Vice President of Oppenheimer Capital, joined that firm in 1994; from 1993 to 1994, he was a securities analyst at U.S. Trust Company and prior thereto he was a securities analyst at Gabelli & Company.
Mr. Curro has been a Vice President of Oppenheimer Capital since November 1996. Prior thereto, he was a general partner of Value Holdings, L.P., an investment partnership, from May 1995 to November 1996, a Vice President in the equity research department at UBS Securities Inc., from June 1994 through May 1995 and from January 1991 through February 1993 and was a partner with Omega Advisors, Inc. from March 1993 to March 1994. Mr. Albert, a Vice President of Oppenheimer Capital since December 1996, joined that firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, a graduate student at the Vanderbilt University Business School from September 1992 to May 1994 and a financial analyst in the Corporate Finance department of Texaco, Inc. from 1990 to 1992.

January 1, 1997                                                  PS0251.007

OPPENHEIMER QUEST SMALL CAP VALUE FUND
Supplement Dated January 1, 1997
to the Statement of Additional Information dated February 15, 1996

     The Statement of Additional Information, as previously amended and supplemented, is hereby further amended and supplemented as follows:

          The section captioned "Trustees and Officers of the Trust" in "How the Fund is Managed" is revised by deleting the paragraphs referring to Jenny Beth Jones and Louis Goldstein, and adding in lieu thereof the following:


Gavin Albert, Portfolio Manager; Age:  28
Two World Financial Center, 225 Liberty Street, New York, New York
10080
Vice President of Oppenheimer Capital; formerly, a research analyst with Oppenheimer Capital, prior to which (in reverse chronological order) he was a management consultant for EDS Energy Management (management consulting firm), a graduate student at the Vanderbilt University Business School and a financial analyst in the Corporate Finance department of Texaco, Inc. (integrated oil and gas company).

Timothy Curro, Portfolio Manager; Age:  37
Two World Financial Center, 225 Liberty Street, New York, New York
10080
Vice President of Oppenheimer Capital; formerly a general partner of Value Holdings, L.P., an investment partnership, prior to which he was a Vice President in the equity research department at UBS Securities Inc. (investment management ) and a partner with Omega Advisors, Inc. (investment management).

Timothy McCormack, Portfolio Manager; Age:  32
Two World Financial Center, 225 Liberty Street, New York, New York
10080
Vice President of Oppenheimer Capital; formerly a securities analyst at U.S. Trust Company (investment management) and prior thereto a securities analyst at Gabelli & Company (invesment management).



January 1, 1997                                                  PX0251.003